UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 31, 2018

CYTORI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34375	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3020 Callan Road, San Diego, California 92121

(Address of principal executive offices, with zip code)

(858) 458-0900

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities

Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01.  Entry into Material Definitive Agreement.

On August 31, 2018, Cytori Therapeutics, Inc. (the “Company”) entered into a third amendment (the “Third Amendment”) to its existing Loan and Security Agreement, dated May 29, 2015 (the “Loan Agreement”), with Oxford Finance LLC (“Oxford”), as collateral agent, and the lenders party thereto, including Oxford.  The Third Amendment extends the interest-only period under the Loan Agreement to December 31, 2018.

The Third Amendment also requires that the Company pay to each lender, in accordance with its pro rata share of the loans, 75% of all proceeds received (i) from the issuance and sale of unsecured subordinated convertible debt, (ii) in connection with a joint venture, collaboration or other partnering transaction, (iii) in connection with any licenses, (iv) from dividends (other than non-cash dividends from wholly owned subsidiaries) and (v) from the sale of any assets (such requirement, the “Prepayment Requirement”).  The Prepayment Requirement does not apply to proceeds from the sale and issuance of the Company’s equity securities, other than convertible debt.  The Prepayment Requirement shall apply until an aggregate principle amount of $7,000,000 has been paid pursuant to the Prepayment Requirement.  However, if less than $7,000,000 has been paid pursuant to the Prepayment Requirement on December 31, 2018 then the Company is required to promptly make additional payments until an aggregate principal amount of $7,000,000 has been paid.

Additionally, the Third Amendment requires that the Company pay an amendment fee of $50,000 at the earlier of the prepayment, maturity or acceleration of the loan.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTORI THERAPEUTICS, INC.

Date: September 4, 2018	By: /s/ Tiago Girao
Tiago Girao
VP Finance and Chief Financial Officer